UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 3, 2024, Prudential Financial, Inc. (the “Company”) announced that the Board of Directors (the “Board”) has appointed Andrew F. Sullivan as the Company’s President and Chief Executive Officer and a member of the Board, effective March 31, 2025. Mr. Sullivan, who is currently the Company’s Executive Vice President and Head of International Businesses and Global Investment Management, will succeed Charles F. Lowrey, who will remain with the Company as Executive Chairman.

Caroline A. Feeney, who is currently the Company’s Executive Vice President and Head of U.S. Businesses, has been appointed to the newly created position of Executive Vice President and Global Head of Insurance and Retirement, effective March 31, 2025.

The Company also announced that Robert M. Falzon, the Company’s Vice Chairman, will be resigning from the Board effective March 31, 2025, and retiring from the Company effective July 11, 2025.

In connection with the above succession planning changes, the Board took the following compensation actions:

Mr. Lowrey. Effective March 31, 2025, set (1) Mr. Lowrey’s salary at $1,000,000 per year; (2) his target annual incentive for 2025 at $3,000,000; and (3) his target long-term incentive, commencing with the annual grants made in February 2026, at $2,000,000, for an annual target total compensation of $6,000,000.

Mr. Sullivan. Effective March 31, 2025, set (1) Mr. Sullivan’s salary at $1,200,000 per year; (2) his target annual incentive for 2025 at $4,400,000; and (3) his target long-term incentive, commencing with the annual grants made in February 2026, at $13,200,000, for an annual target total compensation of $18,800,000.

Ms. Feeney. Effective March 31, 2025, set (1) Ms. Feeney’s salary at $950,000 per year; (2) her target annual incentive for 2025 at $2,850,000; and (3) her target long-term incentive, commencing with the annual grants made in February 2026, at $7,200,000, for an annual target total compensation of $11,000,000.

Following his retirement, Mr. Falzon will be entitled to receive retirement benefits as described in the Company’s 2024 Proxy Statement.

Biographical information about Mr. Sullivan is included in the Company’s 2023 Annual Report on Form 10-K. There are no related party transactions involving Mr. Sullivan.

Item 7.01	Regulation FD Disclosure.

The Company is furnishing herewith a news release, dated December 3, 2024, announcing the leadership changes discussed herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News release of Prudential Financial, Inc. dated December 3, 2024, (furnished and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2024

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian P. Spitser
Name: Brian P. Spitser
Title: Vice President and Assistant Secretary